                         Performance Data Calculations

                                                                      EXHIBIT 13

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                                BOND SUBACCOUNT
          12.48 YEAR PERIOD (Life of Subaccount) ENDING 12/31/99

                              A                B              C           D
                         Value of One     Value of One      Annual
                         Accumulation     Accumulation    Maintenance               Standard Average    Non-Standard Average*
                                                                                    ----------------    --------------------
                         at Beginning        at End          Charge     Withdrawal
        Period            of Period        of Period         Factor       Charge     ERV(n)      T       ERV(n)      T
        ------          --------------    -------------    ---------    ----------  -------      -       -----       -
07/13/87 to 12/31/87       1.0000000         1.0254729      0.000234               1,025.24
12/31/87 to 12/31/88       1.0254729         1.0868656      0.000500               1,086.10
12/31/88 to 12/31/89       1.0868656         1.1931290      0.000500               1,191.75
12/31/89 to 12/31/90       1.1931290         1.2531851      0.000500               1,251.14
12/31/90 to 12/31/91       1.2531851         1.4251428      0.000500               1,422.19
12/31/91 to 12/31/92       1.4251428         1.5066828      0.000500               1,502.85
12/31/92 to 12/31/93       1.5066828         1.6637307      0.000500               1,658.75
12/31/93 to 12/31/94       1.6637307         1.5428510      0.000500               1,537.40
12/31/94 to 12/31/95       1.5428510         1.8309457      0.000500               1,823.71
12/31/95 to 12/31/96       1.8309457         1.8634118      0.000500               1,855.14
12/31/96 to 12/31/97       1.8634118         2.0124936      0.000500               2,002.63
12/31/97 to 12/31/98       2.0124936         2.1249469      0.000500               2,113.53
12/31/98 to 12/31/99       2.1249469         2.0595300      0.000500    0.00%      2,047.41    5.91%    2,047.41    5.91%

This calculation uses the formula:

                      P ( 1 + T ) * n = ERV

Where:

                      P          = A hypothetical initial payment of: $1,000
                                 = ERV(0)

                      T          = Average annual total return
                                 = ((ERV(13)/P) * (1/12.48))-1

                      n          = Number of years

                      ERV(n)     = Ending redeemable value at the end of year n
                                 = ERV(n-1) x ((b/a) - c)      for n = 1 to 12
                                 = ERV(12) x ((b/a) - c) - (d x P) for n = 13

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                               BOND  SUBACCOUNT
                       FIVE YEAR PERIOD ENDING 12/31/99

                                A                 B             C               D
                           Value of One     Value of One      Annual
                           Accumulation     Accumulation    Maintenance                Standard Average      Non-Standard Average *
                                                                                       ----------------      ----------------------
                           at Beginning        at End         Charge       Withdrawal
        Period              of Period        of Period        Factor         Charge     ERV(n)        T         ERV(n)         T
        ------              ---------        ---------        ------         ------     ------        -         ------         -
 12/31/94 to 12/31/95       1.5428510        1.8309457       0.000500                  1,186.23
 12/31/95 to 12/31/96       1.8309457        1.8634118       0.000500                  1,206.67
 12/31/96 to 12/31/97       1.8634118        2.0124936       0.000500                  1,302.61
 12/31/97 to 12/31/98       2.0124936        2.1249469       0.000500                  1,374.74
 12/31/98 to 12/31/99       2.1249469        2.0595300       0.000500         2.00%    1,311.73     5.58%      1,331.73     5.90%

This calculation uses the formula:

               P ( 1 + T ) * n  =  ERV

Where:

               P            = A hypothetical initial payment of:   $1,000
                            = ERV(0)

               T            = Average annual total return
                            = ((ERV(5)/P) * (1/5)) -1

               n            = Number of years

               ERV(n)       = Ending redeemable value at the end of year n
                            = ERV(n-1) x ((b/a) - c)          for n = 1 to 4
                            = ERV(4) x ((b/a) - c) - (d x P)  for n = 5

Non-Standard Average Annual Total Return *
-----------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                               BOND  SUBACCOUNT
                      ONE YEAR PERIOD ENDING 12/31/99

       A                 B                 C              D
 Value of One       Value of One         Annual
 Accumulation       Accumulation      Maintenance                      Standard Average        Non-Standard Average *
                                                                       ----------------        ----------------------
    Unit on            Unit on           Charge       Withdrawal
   12/31/98           12/31/99           Factor         Charge         ERV           T          ERV            T
   --------           --------           ------         ------         ---           -          ---            -
   2.1249469          2.0595300         0.000500         6.00%        908.71      -9.13%       968.71       -3.13%

This calculation uses the formula:

                      P ( 1 + T ) * n  =  ERV

Where:

                      P       = A hypothetical initial payment of:     $1,000

                      T       = Average annual total return
                              = ((ERV/P) * (1/n)) -1

                      n       = Number of years                            1

                      ERV     = Ending redeemable value of the hypothetical initial payment
                              = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                               BOND  SUBACCOUNT
                      TEN YEAR PERIOD ENDING    12/31/99


                                A               B            C           D
                          Value of One    Value of One     Annual
                          Accumulation    Accumulation   Maintenance                Standard Average         Non-Standard Average*
                                                                                   ----------------         ---------------------
                          at Beginning       at End        Charge     Withdrawal
        Period              of Period       of Period      Factor       Charge       ERV(n)      T           ERV(n)         T
        ------              ---------       ---------      ------       ------       ------      -           ------         -
 12/31/89 to 12/31/90       1.1931290       1.2531851     0.000500                  1,049.84
 12/31/90 to 12/31/91       1.2531851       1.4251428     0.000500                  1,193.36
 12/31/91 to 12/31/92       1.4251428       1.5066828     0.000500                  1,261.05
 12/31/92 to 12/31/93       1.5066828       1.6637307     0.000500                  1,391.86
 12/31/93 to 12/31/94       1.6637307       1.5428510     0.000500                  1,290.04
 12/31/94 to 12/31/95       1.5428510       1.8309457     0.000500                  1,530.28
 12/31/95 to 12/31/96       1.8309457       1.8634118     0.000500                  1,556.65
 12/31/96 to 12/31/97       1.8634118       2.0124936     0.000500                  1,680.41
 12/31/97 to 12/31/98       2.0124936       2.1249469     0.000500                  1,773.47
 12/31/98 to 12/31/99       2.1249469       2.0595300     0.000500          0.00%   1,717.98     5.56%       1,717.98       5.56%

This calculation uses the formula:

                        P ( 1 + T ) * n  =  ERV

Where:

                        P         = A hypothetical initial payment of:    $1,000
                                  = ERV(0)

                        T         = Average annual total return
                                  = ((ERV(10)/P) * (1/10)) -1

                        n         = Number of years

                        ERV(n)    = Ending redeemable value at the end of year n
                                  = ERV(n-1) x ((b/a)-c)       for n = 1 to 9
                                  = ERV(9) x ((b/a)-c)-(dxP)   for n = 10

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                            HIGH INCOME SUBACCOUNT
          12.48 YEAR PERIOD (Life of Subaccount) ENDING 12/31/99


                            A              B            C           D
                       Value of One   Value of One     Annual
                       Accumulation   Accumulation  Maintenance             Standard Average      Non-Standard Average *
                                                                            ----------------      --------------------
                       at Beginning      at End        Charge    Withdrawal
        Period           of Period      of Period      Factor      Charge     ERV(n)      T       ERV(n)      T
        ------         ------------   ------------    --------   ---------- --------      -       -----       -
07/13/87 to 12/31/87      1.0000000      0.9886252    0.000234                988.39
12/31/87 to 12/31/88      0.9886252      1.1159159    0.000500              1,115.16
12/31/88 to 12/31/89      1.1159159      1.0608473    0.000500              1,059.57
12/31/89 to 12/31/90      1.0608473      0.9725976    0.000500                970.90
12/31/90 to 12/31/91      0.9725976      1.2696938    0.000500              1,266.99
12/31/91 to 12/31/92      1.2696938      1.4398353    0.000500              1,436.13
12/31/92 to 12/31/93      1.4398353      1.6622026    0.000500              1,657.21
12/31/93 to 12/31/94      1.6622026      1.5961998    0.000500              1,590.58
12/31/94 to 12/31/95      1.5961998      1.8570352    0.000500              1,849.70
12/31/95 to 12/31/96      1.8570352      2.0549613    0.000500              2,045.92
12/31/96 to 12/31/97      2.0549613      2.3055776    0.000500              2,294.41
12/31/97 to 12/31/98      2.3055776      2.3120522    0.000500              2,299.70
12/31/98 to 12/31/99      2.3120522      2.3693164    0.000500      0.00%   2,355.51     7.11%    2,355.51   7.11%

This calculation uses the formula:

                      P ( 1 + T ) * n  =  ERV
Where:

                      P          = A hypothetical initial payment of: $1,000
                                 = ERV(0)

                      T          = Average annual total return
                                 = ((ERV(13)/P) * (1/12.48)) - 1

                      n          = Number of years

                      ERV(n)     = Ending redeemable value at the end of year n
                                 = ERV(n-1) x ((b/a) - c)       for n = 1 to 12
                                 = ERV(12) x ((b/a) - c) - (d x P) for n = 13

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                            HIGH INCOME SUBACCOUNT
                       FIVE YEAR PERIOD ENDING 12/31/99

                            A                B               C             D
                        Value of One     Value of One       Annual
                        Accumulation     Accumulation     Maintenance                  Standard Average      Non-Standard Average *
                                                                                       ----------------      ----------------------
                        at Beginning        at End          Charge       Withdrawal
        Period            of Period        of Period        Factor         Charge      ERV(n)        T       ERV(n)           T
        ------            ----------       ----------       ------         ------      ------        -       ------           -
 12/31/94 to 12/31/95      1.5961998       1.8570352       0.000500                    1,162.91
 12/31/95 to 12/31/96      1.8570352       2.0549613       0.000500                    1,286.27
 12/31/96 to 12/31/97      2.0549613       2.3055776       0.000500                    1,442.50
 12/31/97 to 12/31/98      2.3055776       2.3120522       0.000500                    1,445.83
 12/31/98 to 12/31/99      2.3120522       2.3693164       0.000500          2.00%     1,460.92     7.88%    1,480.92         8.17%

This calculation uses the formula:

             P ( 1 + T ) * n  =  ERV

Where:

             P        = A hypothetical initial payment of:    $1,000
                      = ERV(0)

             T        = Average annual total return
                      = ((ERV(5)/P) * (1/5)) - 1

             n        = Number of years

             ERV(n)   = Ending redeemable value at the end of year n
                      = ERV(n-1) x ((b/a) - c)          for n = 1 to 4
                      = ERV(4) x ((b/a) - c) - (d x P)  for n = 5

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                            HIGH INCOME SUBACCOUNT
                        ONE YEAR PERIOD ENDING 12/31/99

       A                  B                C              D
 Value of One       Value of One         Annual
 Accumulation       Accumulation      Maintenance                      Standard Average        Non-Standard Average *
                                                                       ----------------        ----------------------
    Unit on            Unit on           Charge       Withdrawal
   12/31/98           12/31/99           Factor         Charge         ERV           T          ERV            T
   --------           --------           -----          ------         ---           -          ---            -
  2.3120522          2.3693164         0.000500          6.00%       964.27       -3.57%     1,024.27       2.43%

This calculation uses the formula:

                      P ( 1 + T ) * n  =  ERV

Where:

                      P    = A hypothetical initial payment of:      $1,000

                      T    = Average annual total return
                           = ((ERV/P) * (1/n)) - 1

                      n    = Number of years                             1

                      ERV  = Ending redeemable value of the hypothetical initial payment
                           = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                            HIGH INCOME SUBACCOUNT
                      TEN YEAR PERIOD ENDING    12/31/99


                               A                  B                C            D
                         Value of One        Value of One       Annual
                         Accumulation        Accumulation     Maintenance               Standard Average      Non-Standard Average *
                                                                                        ----------------      ----------------------
                         at Beginning          at End           Charge     Withdrawal
        Period             of Period          of Period         Factor       Charge       ERV(n)      T        ERV(n)      T
        ------             ---------          ----------        -----        ------       ------      -        ------      -
 12/31/89 to 12/31/90      1.0608473          0.9725976        0.000500                    916.31
 12/31/90 to 12/31/91      0.9725976          1.2696938        0.000500                  1,195.76
 12/31/91 to 12/31/92      1.2696938          1.4398353        0.000500                  1,355.39
 12/31/92 to 12/31/93      1.4398353          1.6622026        0.000500                  1,564.04
 12/31/94 to 12/31/95      1.5961998          1.8570352        0.000500                  1,745.71
 12/31/95 to 12/31/96      1.8570352          2.0549613        0.000500                  1,930.90
 12/31/96 to 12/31/97      2.0549613          2.3055776        0.000500                  2,165.42
 12/31/97 to 12/31/98      2.3055776          2.3120522        0.000500                  2,170.41
 12/31/98 to 12/31/99      2.3120522          2.3693164        0.000500     0.00%        2,223.08    8.32%    2,223.08    8.32%

This calculation uses the formula:

                       P ( 1 + T ) * n  =  ERV

Where:

                       P          = A hypothetical initial payment of:    $1,000
                                  = ERV(0)

                       T          = Average annual total return
                                  = ((ERV(10)/P) * (1/10)) - 1

                       n          = Number of years

                       ERV(n)     = Ending redeemable value at the end of year n
                                  = ERV(n-1) x ((b/a)-c)        for n = 1 to 9
                                  = ERV(9) x ((b/a)-c)-(dxP)    for n = 10

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                               GROWTH SUBACCOUNT
          12.48 YEAR PERIOD (Life of Subaccount) ENDING 12/31/99

                              A              B            C           D
                       Value of One   Value of One     Annual
                       Accumulation   Accumulation  Maintenance             Standard Average      Non-Standard Average *
                                                                            ----------------      --------------------
                       at Beginning      at End        Charge    Withdrawal
        Period           of Period      of Period      Factor      Charge     ERV(n)      T       ERV(n)      T
        ------            --------      ---------      ------      ------     -----       -       -----       -
07/13/87 to 12/31/87      1.0000000     0.9609019     0.000234                960.67
12/31/87 to 12/31/88      0.9609019     1.0757207     0.000500              1,074.98
12/31/88 to 12/31/89      1.0757207     1.3531842     0.000500              1,351.71
12/31/89 to 12/31/90      1.3531842     1.2622594     0.000500              1,260.21
12/31/90 to 12/31/91      1.2622594     1.6927206     0.000500              1,689.34
12/31/91 to 12/31/92      1.6927206     2.0148857     0.000500              2,010.02
12/31/92 to 12/31/93      2.0148857     2.2625848     0.000500              2,256.12
12/31/93 to 12/31/94      2.2625848     2.2810362     0.000500              2,273.39
12/31/94 to 12/31/95      2.2810362     3.1113614     0.000500              3,099.79
12/31/95 to 12/31/96      3.1113614     3.4413045     0.000500              3,426.96
12/31/96 to 12/31/97      3.4413045     4.1118865     0.000500              4,093.03
12/31/97 to 12/31/98      4.1118865     5.1491461     0.000500              5,123.49
12/31/98 to 12/31/99      5.1491461     6.8025313     0.000500      0.00%   6,766.07      16.56%     6,766.07   16.56%

This calculation uses the formula:

                      P ( 1 + T ) * n  =  ERV

Where:

                      P       = A hypothetical initial payment of: $1,000
                              = ERV(0)

                      T       = Average annual total return
                              = ((ERV(13)/P) * (1/12.48)) - 1

                      n       = Number of years

                      ERV(n)  = Ending redeemable value at the end of year n
                              = ERV(n-1) x ((b/a) - c)       for n = 1 to 12
                              = ERV(12) x ((b/a) - c) - (d x P) for n = 13

Non-Standard Average Annual Total Return *
----------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                               GROWTH SUBACCOUNT
                        ONE YEAR PERIOD ENDING 12/31/99

       A                  B                C              D
 Value of One       Value of One         Annual
 Accumulation       Accumulation      Maintenance                      Standard Average        Non-Standard Average *
    Unit on            Unit on           Charge       Withdrawal       ----------------        ----------------------
   12/31/98           12/31/99           Factor         Charge        ERV            T          ERV            T
   --------           --------           ------         ------        ---            -          ---            -
  5.1491461          6.8025313          0.000500         6.00%     1,260.60        26.06%     1,320.60       32.06%

This calculation uses the formula:

                      P ( 1 + T ) * n  =  ERV

Where:

                      P      = A hypothetical initial payment of:     $1,000

                      T      = Average annual total return
                             = ((ERV/P) * (1/n)) -1

                      n      = Number of years                             1

                      ERV    = Ending redeemable value of the hypothetical initial payment
                             = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                               GROWTH SUBACCOUNT
                       FIVE YEAR PERIOD ENDING 12/31/99

                             A                 B              C              D
                       Value of One      Value of One       Annual
                       Accumulation      Accumulation     Maintenance                  Standard Average      Non-Standard Average *
                                                                                       ----------------      ----------------------
                       at Beginning         at End           Charge      Withdrawal
        Period           of Period         of Period         Factor        Charge       ERV(n)       T        ERV(n)          T
        ------           ---------         ---------         ------        ------       ------       -        ------          -
 12/31/94 to 12/31/95    2.2810362         3.1113614        0.000500                   1,363.51
 12/31/95 to 12/31/96    3.1113614         3.4413045        0.000500                   1,507.42
 12/31/96 to 12/31/97    3.4413045         4.1118865        0.000500                   1,800.41
 12/31/97 to 12/31/98    4.1118865         5.1491461        0.000500                   2,253.68
 12/31/98 to 12/31/99    5.1491461         6.8025313        0.000500        2.00%      2,956.21     24.21%     2,976.21      24.37%

This calculation uses the formula:

                P ( 1 + T ) * n  =  ERV

Where:

                P        = A hypothetical initial payment of:     $1,000
                         = ERV(0)

                T        = Average annual total return
                         = ((ERV(5)/P) * (1/5)) - 1

                n        = Number of years

                ERV(n)   = Ending redeemable value at the end of year n
                         = ERV(n-1) x ((b/a) - c)          for n = 1 to 4
                         = ERV(4) x ((b/a) - c) - (d x P)  for n = 5

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                               GROWTH SUBACCOUNT
                      TEN YEAR PERIOD ENDING    12/31/99

                             A              B            C             D
                       Value of One   Value of One     Annual
                       Accumulation   Accumulation  Maintenance               Standard Average      Non-Standard Average *
                                                                              ----------------      ----------------------
                       at Beginning      at End        Charge       Withdrawal
        Period           of Period      of Period      Factor        Charge     ERV(n)      T       ERV(n)          T
        ------           ---------      ---------      ------        ------     ------      -       ------          -
 12/31/89 to 12/31/90    1.3531842      1.2622594     0.000500                  932.31
 12/31/90 to 12/31/91    1.2622594      1.6927206     0.000500                1,249.78
 12/31/91 to 12/31/92    1.6927206      2.0148857     0.000500                1,487.02
 12/31/92 to 12/31/93    2.0148857      2.2625848     0.000500                1,669.08
 12/31/93 to 12/31/94    2.2625848      2.2810362     0.000500                1,681.86
 12/31/94 to 12/31/95    2.2810362      3.1113614     0.000500                2,293.23
 12/31/95 to 12/31/96    3.1113614      3.4413045     0.000500                2,535.27
 12/31/96 to 12/31/97    3.4413045      4.1118865     0.000500                3,028.03
 12/31/97 to 12/31/98    4.1118865      5.1491461     0.000500                3,790.37
 12/31/98 to 12/31/99    5.1491461      6.8025313     0.000500         0.00%  5,005.56     17.47%  5,005.56     17.47%

This calculation uses the formula:

                       P ( 1 + T ) * n  =  ERV

Where:

                       P        = A hypothetical initial payment of:  $1,000
                                = ERV(0)

                       T        = Average annual total return
                                = ((ERV(10)/P) * (1/10)) - 1

                       n        = Number of years

                       ERV(n)   = Ending redeemable value at the end of year n
                                = ERV(n-1) x ((b/a)-c)        for n = 1 to 9
                                = ERV(9) x ((b/a)-c)-(dxP)    for n = 10

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                               INCOME SUBACCOUNT
             8.47 YEAR PERIOD (Life of Subaccount) ENDING 12/31/99

                             A              B            C             D
                       Value of One   Value of One     Annual
                       Accumulation   Accumulation  Maintenance                 Standard Average      Non-Standard Average *
                                                                                ----------------      --------------------
                       at Beginning      at End        Charge      Withdrawal
        Period           of Period      of Period      Factor        Charge       ERV(n)       T          ERV(n)       T
        ------           ---------      ---------      ------        ------       ------       -          ------       -
 07/16/91 to 12/31/91    1.0000000      1.0688784     0.000230                   1,068.65
 12/31/91 to 12/31/92    1.0688784      1.1984556     0.000500                   1,197.66
 12/31/92 to 12/31/93    1.1984556      1.3857352     0.000500                   1,384.22
 12/31/93 to 12/31/94    1.3857352      1.3501383     0.000500                   1,347.97
 12/31/94 to 12/31/95    1.3501383      1.7502203     0.000500                   1,746.74
 12/31/95 to 12/31/96    1.7502203      2.0643525     0.000500                   2,059.37
 12/31/96 to 12/31/97    2.0643525      2.5648022     0.000500                   2,557.58
 12/31/97 to 12/31/98    2.5648022      3.0591163     0.000500                   3,049.22
 12/31/98 to 12/31/99    3.0591163      3.3884394     0.000500         0.00%     3,375.96     15.46%     3,375.96     15.46%

This calculation uses the formula:

                      P ( 1 + T ) * n  =  ERV

Where:

                      P       = A hypothetical initial payment of:     $1,000
                              = ERV(0)

                      T       = Average annual total return
                              = ((ERV(9)/P) * (1/8.47)) - 1

                      n       = Number of years

                      ERV(n)  = Ending redeemable value at the end of year n
                              = ERV(n-1) x ((bfor)- c)     for n = 1 to 8
                              = ERV(8) x ((b/a)-c) - (dxP) for n = 9

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                               INCOME SUBACCOUNT
                      ONE YEAR PERIOD ENDING 12/31/99

      A              B             C           D
 Value of One   Value of One     Annual
 Accumulation   Accumulation  Maintenance               Standard Average      Non-Standard Average *
                                                        ----------------      ----------------------
    Unit on        Unit on       Charge    Withdrawal
   12/31/98       12/31/99       Factor      Charge      ERV        T        ERV        T
   --------       --------       ------      ------      ---        -        ---        -
   3.0591163      3.3884394     0.000500      6.00%    1,047.15   4.72%    1,107.15   10.72%

This calculation uses the formula:

               P ( 1 + T ) * n  =  ERV

Where:

               P   = A hypothetical initial payment of:      $1,000

               T   = Average annual total return
                   = (( ERV/P) * (1/n)) - 1

               n   = Number of years                       1

               ERV = Ending redeemable value of the hypothetical initial payment
                   = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                               INCOME SUBACCOUNT
                       FIVE YEAR PERIOD ENDING 12/31/99

                             A              B              C           D
                        Value of One    Value of One     Annual
                        Accumulation    Accumulation  Maintenance               Standard Average    Non-Standard Average *
                                                                                ----------------    ----------------------
                        at Beginning      at End       Charge      Withdrawal
        Period           of Period      of Period      Factor        Charge     ERV(n)      T       ERV(n)      T
        ------           ---------      ---------      ------        ------     -----       -       -----       -
 12/31/94 to 12/31/95    1.3501383      1.7502203     0.000500                 1,295.83
 12/31/95 to 12/31/96    1.7502203      2.0643525     0.000500                 1,527.76
 12/31/96 to 12/31/97    2.0643525      2.5648022     0.000500                 1,897.36
 12/31/97 to 12/31/98    2.5648022      3.0591163     0.000500                 2,262.09
 12/31/98 to 12/31/99    3.0591163      3.3884394     0.000500        2.00%    2,484.48   19.96%   2,504.48   20.16%

This calculation uses the formula:

                    P ( 1 + T ) * n  =  ERV

Where:

                    P      = A hypothetical initial payment of:      $1,000
                           = ERV(0)

                    T      = Average annual total return
                           = ((ERV(5)/P) * (1/5)) - 1

                    n      = Number of years

                    ERV(n) = Ending redeemable value at the end of year n
                           = ERV(n-1) x ((b/a)- c)        for n = 1 to 4
                           = ERV(4) x ((b/a)- c) - (d x P)  for n = 5

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                           INTERNATIONAL SUBACCOUNT
             5.67 YEAR PERIOD (Life of Subaccount) ENDING 12/31/99

                             A              B             C           D
                       Value of One   Value of One     Annual
                       Accumulation   Accumulation  Maintenance                     Standard Average      Non-Standard Average *
                       at Beginning      at End        Charge      Withdrawal
        Period          of Period       of Period      Factor        Charge            ERV(n)       T        ERV(n)         T
        ------          ---------       ---------      ------        ------            ------       -        ------         -
 05/03/94 to 12/31/94    1.0000000      0.9933133      0.000332                         992.98
 12/31/94 to 12/31/95    0.9933133      1.0506029      0.000500                       1,049.76
 12/31/95 to 12/31/96    1.0506029      1.1918490      0.000500                       1,190.36
 12/31/96 to 12/31/97    1.1918490      1.3706802      0.000500                       1,368.38
 12/31/97 to 12/31/98    1.3706802      1.8081209      0.000500                       1,804.40
 12/31/98 to 12/31/99    1.8081209      2.9490261      0.000500        2.00%          2,922.05     20.84%     2,942.05    20.98%

This calculation uses the formula:

                      P ( 1 + T ) * n  =  ERV

Where:

                      P     =  A hypothetical initial payment of:      $1,000
                            =  ERV(0)

                      T     =  Average annual total return
                            =  ((ERV(6)/P) * (1/5.67)) - 1

                      n     =  Number of years

                      ERV(n)=  Ending redeemable value at the end of year n
                            =  ERV(n-1) x ((bf/a) - c )      for n = 1 to 5
                            =  ERV(5) x ((b/a) - c) - (dxP)  for n = 6

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                           INTERNATIONAL SUBACCOUNT
                      ONE YEAR PERIOD ENDING 12/31/99

       A              B            C           D
 Value of One   Value of One     Annual
 Accumulation   Accumulation  Maintenance              Standard Average      Non-Standard Average *
                                                       ----------------      ----------------------
    Unit on        Unit on       Charge    Withdrawal
   12/31/98       12/31/99       Factor      Charge      ERV        T          ERV         T
   --------       --------       ------      ------      ---        -          ---         -
   1.8081209      2.9490261     0.000500      6.00%    1,570.49    57.05%    1,630.49    63.05%

This calculation uses the formula:

               P ( 1 + T ) * n  =  ERV

Where:

               P   = A hypothetical initial payment of:            $1,000

               T   = Average annual total return
                   = ((ERV/P) * (1/n)) - 1

               n   = Number of years                                    1

               ERV = Ending redeemable value of the hypothetical initial payment
                   = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                           INTERNATIONAL SUBACCOUNT
                       FIVE YEAR PERIOD ENDING 12/31/99

                             A              B            C           D
                       Value of One   Value of One     Annual
                       Accumulation   Accumulation  Maintenance             Standard Average      Non-Standard Average *
                                                                            ----------------      ----------------------
                         at Beginning      at End       Charge   Withdrawal
        Period             of Period      of Period     Factor     Charge     ERV(n)      T       ERV(n)      T
        ------             ---------      ---------     ------     ------     ------      -       ------      -
 12/31/94 to 12/31/95      0.9933133      1.0506029    0.000500              1,057.18
 12/31/95 to 12/31/96      1.0506029      1.1918490    0.000500              1,198.78
 12/31/96 to 12/31/97      1.1918490      1.3706802    0.000500              1,378.05
 12/31/97 to 12/31/98      1.3706802      1.8081209    0.000500              1,817.15
 12/31/98 to 12/31/99      1.8081209      2.9490261    0.000500     2.00%    2,942.84   24.09%   2,962.84    24.26%

This calculation uses the formula:

                      P ( 1 + T ) * n  =  ERV

Where:

                      P      = A hypothetical initial payment of:  $1,000
                             = ERV(0)

                      T      = Average annual total return
                             = ((ERV(5)/P) * (1/5)) - 1

                      n      = Number of years

                      ERV(n) = Ending redeemable value at the end of year n
                             = ERV(n-1) x ((b/a)- c)        for n = 1 to 4
                             = ERV(4) x ((b/a)- c) - (d x P)  for n = 5

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                             SMALL CAP SUBACCOUNT
             5.67 YEAR PERIOD (Life of Subaccount) ENDING 12/31/99

                             A              B             C          D
                        Value of One   Value of One     Annual
                        Accumulation   Accumulation  Maintenance                Standard Average    Non-Standard Average *
                                                                                ----------------    ----------------------
                        at Beginning      at End       Charge     Withdrawal
        Period           of Period      of Period      Factor       Charge     ERV(n)     T         ERV(n)         T
        ------           ---------      ---------      ------     ----------  --------    -         ------         -
 05/03/94 to 12/31/94    1.0000000      1.1979669     0.000332                1,197.64
 12/31/94 to 12/31/95    1.1979669      1.5628209     0.000500                1,561.79
 12/31/95 to 12/31/96    1.5628209      1.6711932     0.000500                1,669.31
 12/31/96 to 12/31/97    1.6711932      2.1662281     0.000500                2,162.95
 12/31/97 to 12/31/98    2.1662281      2.3661648     0.000500                2,361.50
 12/31/98 to 12/31/99    2.3661648      3.5480057     0.000500      2.00%     3,519.84   24.87%     3,539.84     25.00%

This calculation uses the formula:

                      P ( 1 + T ) * n  =  ERV

Where:

                      P      = A hypothetical initial payment of:  $1,000
                             = ERV(0)

                      T      = Average annual total return
                             = ((ERV(6)/P) * (1/5.67)) - 1

                      n      = Number of years

                      ERV(n) = Ending redeemable value at the end of year n
                             = ERV(n-1) x ((b/a)- c        for n = 1 to 5
                             = ERV(5) x ((b/a)- c) - (d x P)  for n = 6

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                          SMALL CAP SUBACCOUNT
                        ONE YEAR PERIOD ENDING 12/31/99

       A              B            C           D
 Value of One   Value of One     Annual
 Accumulation   Accumulation  Maintenance              Standard Average      Non-Standard Average *
                                                       ----------------      ----------------------
    Unit on        Unit on       Charge    Withdrawal
   12/31/98       12/31/99       Factor      Charge     ERV          T           ERV          T
   --------       --------       ------      ------     ---          -           ---          -
   2.3661648      3.5480057     0.000500     6.00%    1,438.98     43.90       1,498.98     49.90%

This calculation uses the formula:

               P ( 1 + T ) * n  =  ERV

Where:

               P      = A hypothetical initial payment of:                $1,000

               T      = Average annual total return
                      = ((ERV/P) * (1/n)) - 1

               n      = Number of years                                        1

               ERV    = Ending redeemable value of the hypothetical initial
                        payment
                      = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                             SMALL CAP SUBACCOUNT
                       FIVE YEAR PERIOD ENDING 12/31/99

                             A              B            C           D
                       Value of One   Value of One     Annual
                       Accumulation   Accumulation  Maintenance             Standard Average      Non-Standard Average *
                                                                            ----------------      ----------------------
                        at Beginning     at End        Charge    Withdrawal
        Period           of Period      of Period      Factor      Charge     ERV(n)      T       ERV(n)      T
        ------           ---------      ----------     ------      ------     ------      -       ------      -
 12/31/94 to 12/31/95    1.1979669      1.5628209     0.000500               1,304.06
 12/31/95 to 12/31/96    1.5628209      1.6711932     0.000500               1,393.84
 12/31/96 to 12/31/97    1.6711932      2.1662281     0.000500               1,806.02
 12/31/97 to 12/31/98    2.1662281      2.3661648     0.000500               1,971.81
 12/31/98 to 12/31/99    2.3661648      3.5480057     0.000500      2.00%    2,935.69   24.03%   2,955.69   24.20%

This calculation uses the formula:

                      P ( 1 + T ) * n  =  ERV

Where:

                      P      = A hypothetical initial payment of:  $1,000
                             = ERV(0)

                      T      = Average annual total return
                             = ((ERV(5)/P) * (1/5)) - 1

                      n      = Number of years

                      ERV(n) = Ending redeemable value at the end of year n
                             = ERV(n-1) x ((b/a)- c)           for n = 1 to 4
                             = ERV(4) x ((b/a) - c) - (d x P)  for n = 5

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                             BALANCED SUBACCOUNT
             5.67 YEAR PERIOD (Life of Subaccount) ENDING 12/31/99

                             A              B            C           D
                       Value of One   Value of One     Annual
                       Accumulation   Accumulation  Maintenance                 Standard Average      Non-Standard Average *
                                                                                ----------------      ----------------------
                       at Beginning      at End        Charge    Withdrawal
        Period           of Period      of Period      Factor      Charge         ERV(n)      T           ERV(n)      T
        ------           ---------      ---------      ------      ------         ------      -           ------      -
 05/03/94 to 12/31/94    1.0000000      0.9871601     0.000332                    986.83
 12/31/94 to 12/31/95    0.9871601      1.2086662     0.000500                  1,207.77
 12/31/95 to 12/31/96    1.2086662      1.3245094     0.000500                  1,322.92
 12/31/96 to 12/31/97    1.3245094      1.5465383     0.000500                  1,544.02
 12/31/97 to 12/31/98    1.5465383      1.6558195     0.000500                  1,652.35
 12/31/98 to 12/31/99    1.6558195      1.7963484     0.000500      2.00%       1,771.76    10.62%       1,791.76   10.84%

This calculation uses the formula:

                      P ( 1 + T ) * n  =  ERV

Where:

                      P      =  A hypothetical initial payment of:   $1,000
                             =  ERV(0)

                      T      =  Average annual total return
                             =  ((ERV(6)/P) * (1/5.67)) - 1

                      n      =  Number of years

                      ERV(n) =  Ending redeemable value at the end of year n
                             =  ERV(n-1) x ((b/a) - c)          for n = 1 to 5
                             =  ERV(5) x ((b/a) - c) - (dxP)    for n = 6

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                               BALANCED SUBACCOUNT
                      ONE YEAR PERIOD ENDING 12/31/99

       A              B            C           D
 Value of One   Value of One     Annual
 Accumulation   Accumulation   Maintenance                 Standard Average     Non-Standard Average *
                                                           ----------------     ----------------------
   Unit on        Unit on        Charge      Withdrawal
   12/31/98       12/31/99       Factor        Charge      ERV          T        ERV       T
   --------       --------       ------        ------      ---          -        ---       -
  1.6558195      1.7963484      0.000500        6.00%    1,024.37     2.44%   1,084.37   6.44%

This calculation uses the formula:

               P ( 1 + T ) * n  =  ERV

Where:

               P   = A hypothetical initial payment of: $1,000

               T   = Average annual total return
                   = (( ERV/P) * (1/n)) - 1

               n   = Number of years                         1

               ERV = Ending redeemable value of the hypothetical initial payment
                   = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                              BALANCED SUBACCOUNT
                      FIVE YEAR PERIOD ENDING 12/31/99

                                 A                 B               C             D
                           Value of One      Value of One        Annual
                           Accumulation      Accumulation      Maintenance                 Standard Average    Non-Standard Average*
                                                                                           ----------------    ---------------------
                            at Beginning         at End          Charge      Withdrawal
        Period               of Period         of Period         Factor        Charge      ERV(n)      T        ERV(n)      T
        ------               ---------         ---------         ------        ------      ------      -        ------      -
 12/31/94 to 12/31/95        0.9871601         1.2086662        0.000500                  1,223.89
 12/31/95 to 12/31/96        1.2086662         1.3245094        0.000500                  1,340.58
 12/31/96 to 12/31/97        1.3245094         1.5465383        0.000500                  1,564.63
 12/31/97 to 12/31/98        1.5465383         1.6558195        0.000500                  1,674.41
 12/31/98 to 12/31/99        1.6558195         1.7963484        0.000500        2.00%     1,795.68   12.42%    1,815.68   12.67%

This calculation uses the formula:

                        P ( 1 + T ) * n  =  ERV

Where:

                        P       = A hypothetical initial payment of:            $1,000
                                = ERV(0)

                        T       = Average annual total return
                                = ((ERV(5)/P) * (1/5)) - 1

                        n       = Number of years

                        ERV(n)  = Ending redeemable value at the end of year n
                                = ERV(n-1) x ((b/a) - c)       for n = 1 to 4
                                = ERV(4) x ((b/a) - c) - (d x P) for n = 5

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                         LIMITED TERM BOND SUBACCOUNT
                      FIVE YEAR PERIOD ENDING 12/31/99

                               A                B              C             D
                         Value of One     Value of One       Annual
                         Accumulation     Accumulation    Maintenance                 Standard Average    Non-Standard Average *
                                                                                      ----------------    ----------------------
                         at Beginning        at End          Charge      Withdrawal
        Period             of Period        of Period        Factor        Charge      ERV(n)      T        ERV(n)         T
        ------             ---------        ---------        ------        ------      ------      -        ------         -
 12/31/94 to 12/31/95      0.9932921        1.1191968       0.000500                  1,126.25
 12/31/95 to 12/31/96      1.1191968        1.1448498       0.000500                  1,151.51
 12/31/96 to 12/31/97      1.1448498        1.2054710       0.000500                  1,211.90
 12/31/97 to 12/31/98      1.2054710        1.2668279       0.000500                  1,272.98
 12/31/98 to 12/31/99      1.2668279        1.2696072       0.000500       2.00%      1,255.14    4.65%    1,275.14       4.98%

This calculation uses the formula:

                      P ( 1 + T ) * n  =  ERV

Where:

                      P          = A hypothetical initial payment of:               $1,000

                                 = ERV(0)

                      T          = Average annual total return
                                 = ((ERV(5)/P) * (1/5)) - 1

                      n          = Number of years

                      ERV(n)     = Ending redeemable value at the end of year n
                                 = ERV(n-1) x ((b/a) - c          for n = 1 to 4
                                 = ERV(4) x ((b/a) - c) - (d x P) for n = 5

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                         LIMITED TERM BOND SUBACCOUNT
           5.67 YEAR PERIOD (Life of Subaccount) ENDING 12/31/99

                               A              B             C           D
                         Value of One   Value of One      Annual
                         Accumulation   Accumulation   Maintenance             Standard Average    Non-Standard Average *
                                                                               ----------------    ----------------------
                         at Beginning      at End        Charge    Withdrawal
        Period             of Period      of Period      Factor      Charge     ERV(n)      T       ERV(n)      T
        ------             ---------      ---------      ------      ------     -----       --      -----       --
 05/03/94 to 12/31/94      1.0000000      0.9932921    0.000332                 992.96
 12/31/94 to 12/31/95      0.9932921      1.1191968    0.000500               1,118.33
 12/31/95 to 12/31/96      1.1191968      1.1448498    0.000500               1,143.40
 12/31/96 to 12/31/97      1.1448498      1.2054710    0.000500               1,203.37
 12/31/97 to 12/31/98      1.2054710      1.2668279    0.000500               1,264.02
 12/31/98 to 12/31/99      1.2668279      1.2696072    0.000500       2.00%   1,246.16     3.96%   1,266.16   4.25%

This calculation uses the formula:

                      P ( 1 + T ) * n  =  ERV

Where:

                      P      = A hypothetical initial payment of:     $1,000
                             = ERV(0)

                      T      = Average annual total return
                             = ((ERV(6)/P) * (1/5.67)) - 1

                      n      = Number of years

                      ERV(n) = Ending redeemable value at the end of year n
                             = ERV(n-1) x ((b/a) - c)         for n = 1 to 5
                             = ERV(5) x ((b/a) - c) - (d x P) for n = 6

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                         LIMITED TERM BOND SUBACCOUNT
                      ONE YEAR PERIOD ENDING 12/31/99

       A                  B                  C                 D
 Value of One        Value of One          Annual
 Accumulation        Accumulation        Maintenance                          Standard Average        Non-Standard Average *
                                                                              ----------------        ----------------------
    Unit on             Unit on            Charge           Withdrawal
   12/31/98             12/31/99           Factor             Charge           ERV          T           ERV            T
 -----------         ------------        -----------        ----------         ---          -           ---            -

  1.2668279            1.2696072          0.000500             6.00%         941.69      -5.83%       1,001.69       0.17%

This calculation uses the formula:

                    P ( 1 + T ) * n  =  ERV

Where:

            P      = A hypothetical initial payment of:          $1,000

            T      = Average annual total return
                   = ((ERV/P) * (1/n)) - 1

            n      = Number of years                                  1

            ERV = Ending redeemable value of the hypothetical initial payment = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                           ASSET STRATEGY SUBACCOUNT
           4.67 YEAR PERIOD (Life of Subaccount) ENDING 12/31/99

                                A              B            C           D
                         Value of One   Value of One     Annual
                         Accumulation   Accumulation  Maintenance             Standard Average      Non-Standard Average *
                                                                              ----------------      ----------------------
                         at Beginning      at End        Charge    Withdrawal
        Period             of Period      of Period      Factor      Charge     ERV(n)      T       ERV(n)      T
        ------             ---------      ---------      ------      ------     -----       -       ------      -
 05/01/95 to 12/31/95      1.0000000      1.0085204     0.000334              1,008.19
 12/31/95 to 12/31/96      1.0085204      1.0542606     0.000500              1,053.41
 12/31/96 to 12/31/97      1.0542606      1.1846951     0.000500              1,183.21
 12/31/97 to 12/31/98      1.1846951      1.2836010     0.000500              1,281.40
 12/31/98 to 12/31/99      1.2836010      1.5550575     0.000500      3.00%   1,521.75    9.40%   1,551.75    9.86%

This calculation uses the formula:

                      P ( 1 + T ) * n  =  ERV

Where:

                      P      = A hypothetical initial payment of:     $1,000
                             = ERV(0)

                      T      = Average annual total return
                             = ((ERV(5)/P) * (1/4.67)) - 1

                      n      = Number of years

                      ERV(n) = Ending redeemable value at the end of year n
                             = ERV(n-1) x ((b/a) - c)           for n = 1 to 4
                             = ERV(4) x ((b/a) -  c) - (d x P) for n = 5

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                          ASSET STRATEGY SUBACCOUNT
                        ONE YEAR PERIOD ENDING 12/31/99

        A              B            C           D
  Value of One   Value of One     Annual
  Accumulation   Accumulation  Maintenance              Standard Average      Non-Standard Average *
                                                        ----------------      ----------------------
    Unit on        Unit on       Charge    Withdrawal
   12/31/98       12/31/99       Factor      Charge      ERV          T           ERV          T
   --------       --------       ------      ------      ---          -           ---          -
  1.2836010      1.5550575      0.000500      6.00%    1,150.98     15.10%     1,210.98      21.10%

This calculation uses the formula:

               P ( 1 + T ) * n  =  ERV

Where:

               P   = A hypothetical initial payment of: $1,000

               T   = Average annual total return
                   = ((ERV/P) * (1/n)) - 1

               n   = Number of years                         1

               ERV = Ending redeemable value of the hypothetical initial payment
                   = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                        SCIENCE & TECHNOLOGY SUBACCOUNT
           2.74 YEAR PERIOD (Life of Subaccount) ENDING 12/31/99

                               A              B            C           D
                         Value of One   Value of One     Annual
                         Accumulation   Accumulation   Maintenance            Standard Average    Non-Standard Average *
                                                                              ----------------    --------------------
                         at Beginning      at End        Charge    Withdrawal
        Period             of Period      of Period      Factor      Charge     ERV(n)      T       ERV(n)      T
        ------             ---------      ---------      ------      ------     ------      -       ------      -
 04/04/97 to 12/31/97      1.0000000      1.1502635     0.000371               1,149.89
 12/31/97 to 12/31/98      1.1502635      1.6561772     0.000500               1,655.07
 12/31/98 to 12/31/99      1.6561772      4.4835683     0.000500     5.00%     4,429.74    72.06%  4,479.74    72.77%

This calculation uses the formula:

                      P ( 1 + T ) * n  =  ERV

Where:

                      P      = A hypothetical initial payment of:     $1,000
                             = ERV(0)

                      T      = Average annual total return
                             = ((ERV(3)/P) * (1/2.74)) - 1

                      n      = Number of years

                      ERV(n) = Ending redeemable value at the end of year n
                             = ERV(n-1) x (b/a) - c)             for n = 1 to 2
                             = ERV(2) x (((b/a) -  c) - (d x P)  for n = 3

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
                        SCIENCE & TECHNOLOGY SUBACCOUNT
                      ONE YEAR PERIOD ENDING 12/31/99

       A                  B                   C                D
 Value of One        Value of One           Annual
 Accumulation        Accumulation        Maintenance                          Standard Average        Non-Standard Average *
                                                                              ----------------        ----------------------
    Unit on            Unit on              Charge          Withdrawal
   12/31/98            12/31/99             Factor            Charge           ERV         T            ERV          T
   --------            --------             ------            ------           ---         -            ---          -
  1.6561772           4.4835683            0.000500            6.00%        2,646.68    164.67%       2,706.68    170.67%

This calculation uses the formula:

            P ( 1 + T ) * n  =  ERV
 Where:

            P      = A hypothetical initial payment of:                $1,000

            T      = Average annual total return
                   = ((ERV/P) * (1/n)) - 1

            n      = Number of years                                        1

            ERV = Ending redeemable value of the hypothetical initial payment = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *
------------------------------------------

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.